Exhibit 2

                            AGREEMENT OF JOINT FILING
                            -------------------------

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.001 per share, of Cornell Companies, Inc., a Delaware corporation.

Dated:  May 5, 2005                    NORTH STAR PARTNERS, L.P.

                                       By:    NS Advisors, LLC
                                              General Partner

                                       By:    /s/Andrew R. Jones
                                              ----------------------------------
                                              Andrew R. Jones, Managing Member

                                       NORTH STAR PARTNERS II, L.P.

                                       By:    NS Advisors, LLC
                                              General Partner

                                       By:    /s/Andrew R. Jones
                                              ----------------------------------
                                              Andrew R. Jones, Managing Member

                                       NS OFFSHORE, LTD.

                                       By:    NS Advisors, LLC
                                              Sole Manager

                                       By:    /s/Andrew R. Jones
                                              ----------------------------------
                                              Andrew R. Jones, Managing Member

                                       THE HIGHLANDER FUND, L.P.

                                       By:    NS Advisors, LLC
                                              Portfolio Manager

                                       By:    /s/Andrew R. Jones
                                              ----------------------------------
                                              Andrew R. Jones, Managing Member

                                       NS ADVISORS, LLC


                                       By:    /s/Andrew R. Jones
                                              ----------------------------------
                                              Andrew R. Jones, Managing Member


                                       /s/Andrew R. Jones
                                       -----------------------------------------
                                       Andrew R. Jones, Individually